UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 18, 2012

ESB Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19345	25-1659846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

600 Lawrence Avenue, Ellwood City, Pennsylvania		16117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(724) 758-5584

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (d)  Not applicable.

(e)           On April 18, 2012, the stockholders of ESB Financial Corporation (the “Company”) approved the Company’s 2012 Stock Incentive Plan.  The 2012 Stock Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code, non-incentive or compensatory stock options and share awards of restricted stock, which may be based upon performance goals.  A total of 875,000 shares of common stock of the Company are available for grant under the plan to officers, key employees and directors of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only awards of non-incentive stock options under the plan.  The number of shares available to be issued as share awards under the plan will not exceed 175,000 shares.

For additional information, reference is made to the 2012 Stock Incentive Plan, which is included as Exhibit 10.1 and incorporated by reference herein

    (f)           Not applicable.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)   An Annual Meeting of Stockholders of ESB Financial Corporation (the “Company”) was held on April 18, 2012.

(b)   There were 14,633,704 shares of common stock of the Company eligible to be voted at the Annual Meeting and there were 12,513,436 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

    The items voted upon at the Annual Meeting and the results of the vote on each proposal were as follows:

1.         Election of directors for a three-year term:

	FOR	WITHHELD	BROKER NON-VOTES
Charlotte A. Zuschlag	10,691,740	195,364	1,626,332
James P. Wetzel, Jr.	10,493,722	393,382	1,626,332

2.         To approve the Company’s 2012 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
10,440,926	369,162	77,016	1,626,332

3.           To ratify the appointment of S.R Snodgrass, A.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

FOR	AGAINST	ABSTAIN
12,441,252	42,355	29,829

Each of the nominees were elected as directors and the proposals to approve the 2012 Stock Incentive Plan and to ratify S.R Snodgrass as the Company’s independent registered public accounting firm for 2012 were adopted by the stockholders of the Company at the Annual Meeting.

    (c)    Not applicable.
Item 9.01	Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Number	Description
10.1	ESB Financial Corporation 2012 Stock Incentive Plan (1)

__________________

(1)	Incorporated by reference to Appendix A to the definitive proxy statement, dated March 16, 2012, filed by ESB Financial Corporation with the SEC on March 16, 2012 (SEC File No. 0-19345).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESB FINANCIAL CORPORATION

Date: April 19, 2012	By:	/s/ Charlotte A. Zuschlag
		Name:	Charlotte A. Zuschlag
		Title:	President and Chief Executive Officer